Exhibit 99.1

McEWEN MINING Will Host a Live Webinar on December 17th at 2:00pm EST to

Discuss Exploration at the Black Fox Complex

TORONTO, December 12, 2019 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) invites you to join Rob McEwen, Chief Owner, and Sylvain Guerard, SVP Exploration, for a live webinar discussing developments from our 2019 exploration program and plans for 2020 at the Black Fox Complex, near Timmins, Canada. Participants will have the ability to ask questions following the presentation.

Click on the following link to register online for the webinar and add it to your calendar:

https://event.on24.com/wcc/r/2157402/57EF4F2672699156EB9B2C5AA4DDCC61

Tuesday, Dec 17th, 2019 at 2:00 PM EST	Toll Free (US & Canada):	(866) 211-4128
	Outside US & Canada:	(647) 689-6724
	Conference ID Number:	2543797
	Webinar Link:	https://event.on24.com/wcc/r/2157402/57EF4F2672699156EB9B2C5AA4DDCC61

An archived replay of the webinar will be available approximately 2 hours following the conclusion of the live event. Access the replay on the Company’s media page at https://www.mcewenmining.com/media.

ABOUT MCEWEN MINING

McEwen Mining is a diversified gold and silver producer with operating mines in Nevada, Canada, Mexico and Argentina. It also owns a large copper deposit in Argentina. McEwen’s goal is to create a profitable gold and silver producer focused in the Americas.

McEwen has approximately 400.3 million shares outstanding. Rob McEwen, Chairman and Chief Owner, owns 20% of the shares.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

CONTACT INFORMATION

Investor Relations: (866)-441-0690 Toll Free (647)-258-0395 Mihaela Iancu ext. 320 info@mcewenmining.com

Website: www.mcewenmining.com

Facebook: facebook.com/mcewenmining

Facebook: facebook.com/mcewenrob

Twitter: twitter.com/mcewenmining

Twitter: twitter.com/robmcewenmux

Instagram: instagram.com/mcewenmining

150 King Street West Suite 2800, P.O. Box 24 Toronto, Ontario, Canada M5H 1J9

McEwen Mining Inc.